UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 28, 2011

Mitcham Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8,2011, the Board of Directors of Mitcham Industries, Inc. (the “Company”) approved, subject to shareholder approval, an amendment to the Mitcham Industries, Inc. Stock Awards Plan which would (1) increase the aggregate number of shares of the Company’s common stock authorized for issuance under the plan by an additional 400,000 shares beyond the 1,249,864 shares authorized for issuance under the plan, (2) resubmit the material terms of the plan to shareholders for approval pursuant to certain requirements of Section 162(m) of the Tax Code, and (3) prohibit the repricing of underwater options and stock appreciation rights granted pursuant to the plan without shareholder approval. The shareholders of the Company approved the amendment at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) held on July 28, 2011.

The Company’s Stock Awards Plan (as amended by the above-described amendment, the “Plan”) is a broad-based incentive plan that provides for granting stock options, stock appreciation rights, restricted stock awards, performance awards, phantom stock, stock payments, and other stock-based awards to employees, consultants and non-employee directors. A more detailed description of the Plan and the amendment may be found on pages 30 through 36 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 31, 2011. A copy of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference. The description of the Plan above is qualified in its entirety by reference to the description in the proxy statement and the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on July 28, 2011 in Houston, Texas. At the Annual Meeting, shareholders were requested to (1) elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve an amendment to the Company’s Stock Awards Plan (as described in more detail above under Item 5.02); and (3) ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012. Each proposal was described in the Company’s Notice of Annual Meeting and the Company’s Definitive Proxy Statement on Schedule 14A, which were filed with the Securities and Exchange Commission on May 31, 2011.

The following actions were taken by the Company’s shareholders at the Annual Meeting with respect to each of the proposals:

1.	Elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Billy F. Mitcham, Jr	6,409,278	409,891	2,245,624
Peter H. Blum	5,991,332	827,837	2,245,624
Robert P. Capps	6,181,202	637,967	2,245,624
R. Dean Lewis	6,452,943	366,226	2,245,624
John F. Schwalbe	6,453,178	365,991	2,245,624
Robert J. Albers	6,511,661	307,508	2,245,624

2.	Approve an amendment to the Company’s Stock Awards Plan (as described in more detail above under Item 5.02). This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions
5,714,157	1,091,731	13,281

3.	Ratify the selection by the Audit Committee of the Board of Directors of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2012. This proposal was approved by the votes indicated:

Voted For	Voted Against	Abstentions
8,831,797	213,468	19,528

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1
The Mitcham Industries, Inc. Stock Awards Plan (As Amended and
Restated Effective as of July 28, 2011) (Incorporated by
reference to Appendix B to the Company’s Definitive Proxy
Statement on Schedule 14A filed on May 31, 2011)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

August 3, 2011	By:	Robert P. Capps

Name: Robert P. Capps
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	MITCHAM INDUSTRIES, INC. STOCK AWARDS PLAN (AS AMENDED AND RESTATED EFFECTIVE AS OF JULY 28, 2011)